Concentration of Credit Risk	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Concentration of Credit Risk
Concentration of Credit Risk

Significant customers are defined as those who represent 10% of more of our consolidated revenue during the year. In 2016, we had two such customers who accounted for 21% and 13%, respectively, of our consolidated revenue. In 2015, we had one such customer who accounted for 34% of our consolidated revenue. In 2014, we had two such customers who accounted for 20% and 11%, respectively, of our consolidated revenue.

We are party to various commercial netting agreements that allow us and contractual counterparties to net receivable and payable obligations. These agreements are customary and the terms follow standard industry practice. In the opinion of management, these agreements reduce the overall counterparty risk exposure.